EXHIBIT 99.1

FDIC Letterhead

June 15, 2010

VIA OVERNIGHT MAIL

Board of Directors
The Cowlitz Bank
927 Commerce Avenue
Longview, WA 98632-2511

Re:     Supervisory Prompt Corrective Action Directive

Members of the Board:

The Federal Deposit Insurance Corporation ("FDIC") has today issued the enclosed Supervisory Prompt Corrective Action Directive ("Directive") against The Cowlitz Bank, Longview, Washington ("Bank").

The Directive includes provisions that require the Bank to take the following actions:

1.            Recapitalize the Bank within 30 days by:

(a)              selling enough voting shares or obligations of the Bank so that the Bank will be adequately capitalized after the sale; and/or

(b)             accepting an offer to be acquired by a depository institution holding company or to combine with another insured depository institution;

2.                Refrain from accepting, renewing or rolling over any brokered deposit pursuant to section 337.6 of the FDIC Rules and Regulations, 12 C.F.R. § 337.6;

3.                Restrict the interest rates that the Bank pays on deposits to comply with the interest rate restrictions in section 337.6 of the FDIC Rules and Regulations, 12 C.F.R. § 337.6;

4.                Ensure that the Bank's average total assets during any calendar quarter do not exceed its average total assets during the preceding calendar quarter;

5.                Refrain from making any capital distributions or dividend payments to its parent or any affiliate of the Bank or its parent, and from paying any bonuses or increased compensation to any director or officer of the Bank without prior written approval from the FDIC;

6.                Comply with Section 23A of the Federal Reserve Act as if subsection (d)(1) of that section (exempting transactions with certain affiliated institutions) did not apply; and

7.                Refrain from engaging in branching and refrain without the FDIC's prior written approval from relocating, selling or disposing of any existing branches.

The Directive is effective immediately. The Bank may file a written appeal of the Directive within fourteen (14) calendar days from the date of its issuance, as provided in section 308.201(a)(2) of the FDIC's Rules of Practice and Procedure, 12 C.F.R. §308.201(a)(2). Any such appeal shall be filed with Stan Ivie, Regional Director, Federal Deposit Insurance Corporation, San Francisco Regional Office, 25 Jessie Street at Ecker Square, Suite 2300, San Francisco, California 94105, with a copy to Joseph J. Sano, Regional Counsel, Federal Deposit Insurance Corporation, San Francisco Regional Office, 25 Jessie Street at Ecker Square, Suite 1400, San Francisco, California 94105.

If you have questions regarding this correspondence or the enclosure, please contact the undersigned, Acting Assistant Regional Director Paul P. Worthing, Case Manager Kim Albers, or Counsel James L. Miller of the FDIC at (415) 546-0160.

Sincerely,

/s/ J. George Doerr

J. George Doerr

Deputy Regional Director

JGD;encls.

cc:        Honorable Brad Williamson, Director of Banks
Washington Department of Financial Institutions
(w/encls.)

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

IN THE MATTER OF THE COWLITZ BANK LONGVIEW, WASHINGTON (INSURED STATE NONMEMBER BANK)	) ) ) ) ) ) ) ) )	SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE FDIC-10-430PCAS

WHEREAS, The Cowlitz Bank, Longview, Washington (the "Bank") is a critically undercapitalized depository institution as that term is defined in Section 38(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. §1831o(b)(l), and Section 325.103 of the Federal Deposit Insurance Corporation ("FDIC") Rules and Regulations, 12 C.F.R. §325.103;

WHEREAS, pursuant to a letter dated April 12, 2010, the FDIC notified the Bank that it was undercapitalized as a result of the Bank's filing of its amended December 31, 2009 Call Report;

WHEREAS, pursuant to that same letter dated April 12, 2010, the FDIC also required the Bank to file a Capital Restoration Plan with the FDIC;

WHREREAS, on May 24, 2010, the FDIC received the Bank's Capital Restoration Plan and it is currently under review by the FDIC;

WHEREAS, prior to the Bank's filing of its Capital Restoration Plan on May 24, 2010, the Bank amended its first quarter 2010 Call Report on May 18, 2010 to reflect significant losses identified at the FDIC's April 19, 2010 visitation of the Bank;

WHEREAS, based on the Bank's amended first quarter 2010 Call Report and the findings of the FDIC's April 19, 2010 visitation of the Bank, the FDIC notified the Bank on May 24, 2010, that it was critically undercapitalized;

WHEREAS, the condition of the Bank continues to deteriorate;

WHEREAS, the management of the Bank has not demonstrated the ability to return the Bank to a safe and sound condition;

WHEREAS, the deteriorating condition of the Bank and the inability of the management of the Bank to return it to a safe and sound condition require that prompt corrective action be taken immediately; and

WHEREAS, the actions in this directive are necessary to carry out the purposes of Section 38 of the Act including Section 38(e)(5), 12 U.S.C. § 1831o(e)(5).

THEREFORE, the FDIC finds it necessary, in order to carry out the purposes of Section 38 of the Act, to issue this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE without providing notice as set forth in Section 308.201(a)(1) of the FDIC's Rules of Practice and Procedure, 12 C.F.R. §308.201(a)(l), and hereby issues this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE pursuant to Section 38 of the Act, 12 U.S.C. §1831o, and Section 308.201(a)(2) of the FDIC's Rules of Practice and Procedure, 12 C.F.R. §308.201(a)(2).

SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE

IT IS HEREBY DIRECTED, that within 30 days of the effective date of this Directive, the Bank shall take one or both of the following actions to recapitalize the Bank:

1.                The Bank shall sell enough voting shares or obligations of the Bank so that the Bank will be adequately capitalized after the sale; and/or

2.                The Bank shall accept an offer to be acquired by a depository institution holding company or to combine with another insured depository institution;

FURTHER DIRECTED, that during the period this Directive is in effect, the Bank shall not accept, renew or rollover any brokered deposits as defined in section 337.6(a)(2) of the FDIC Rules and Regulations, 12 C.F.R. § 337.6(a)(2);

FURTHER DIRECTED, that during the period this Directive is effective, the Bank shall restrict the interest rates that the Bank pays on deposits to comply with the interest rate restrictions in section 337.6 of the FDIC Rules and Regulations, 12 C.F.R. § 337.6;

FURTHER DIRECTED, that during the period this Directive is in effect, the Bank shall not permit its average total assets during any calendar quarter to exceed it average total assets during the preceding calendar quarter;

FURTHER DIRECTED, that during the period this Directive is in effect, the Bank shall make no capital distributions or dividend payments to its parent or any affiliate of the Bank or its parent, nor shall the Bank pay any bonuses to, or increase the compensation of, any director or officer of the Bank without prior written approval from the FDIC. The term "capital distribution" shall be defined as at Section 38(b)(2)(B) of the Act (12 U.S.C. § 1831o(b)(2)(B));

FURTHER DIRECTED, that during the period this Directive is in effect, the Bank shall comply with Section 23A of the Federal Reserve Act as if subsection (d)(1) of that section (exempting transactions with certain affiliated institutions) did not apply;

FURTHER DIRECTED, that during the period this Directive is in effect, the Bank shall not engage in branching and shall solicit the FDIC's prior written approval to relocate, sell or dispose of any existing branch;

FURTHER DIRECTED, that the provisions of this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE shall not affect the obligations of the Bank pursuant to any other action issued against the Bank by the FDIC; and

FURTHER DIRECTED, that this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE shall become effective immediately upon its receipt by the Bank.

Each provision of this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE shall be binding upon the Bank, its directors, officers, employees, agents, successors, assigns, and other institution-affiliated parties of the Bank.

Each provision of this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE shall remain effective and enforceable until the Bank has been adequately capitalized on average for four (4) consecutive calendar quarters, except to the extent that any provision shall be modified, terminated, suspended, or set aside by the FDIC.

The Bank may file a written appeal of this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE within fourteen (14) calendar days from the date of the issuance of this Directive as provided in section 308.201(a)(2) of the FDIC's Rules of Practice and Procedure, 12 C.F.R. §308.201(a)(2). The appeal shall be filed with Stan Ivie, Regional Director, Federal Deposit Insurance Corporation, San Francisco Regional Office, 25 Jessie Street at Ecker Square, Suite 2300, San Francisco, California 94105, with a copy to Joseph J. Sano, Regional Counsel, Federal Deposit Insurance Corporation, San Francisco Regional Office, 25 Jessie Street at Ecker Square, Suite 1400, San Francisco, California 94105.

Pursuant to delegated authority.

Dated the 15th day of June, 2010.

/s/ J. George Doerr
J. George Doerr
Deputy Regional Director
Division of Supervision and Consumer Protection